Exhibit 10.1

BOLIVARIAN REPUBLIC OF VENEZUELA
MINISTRY OF THE POPULAR POWER FOR
INTERNAL AFFAIRS AND JUSTICE

Registries and Notaries Offices Autonomous Service (SAREN)
(For its acronym in the Spanish language)

Public Registry Office of
Chacao Municipality of the Bolivarian State of Miranda

DOCUMENTS GRANTED

Number:

240.13.18.1.5824 to 5833

Volume:

Protocol:

Date:

June 02 of 2011”

Interpreter’s Note: The foregoing document bears on the upper left margin the logo of the Ministry of the Popular Power for Internal affairs and Justice and on the right corner the logo of the Registries and Notaries Offices Autonomous Service. The following page is a Sole Bank Form Number: 24000032354 for the payment of Sales Registry Fees for an amount of VEB 141,280.60. This form has been duly signed and sealed by the appropriate authorities. Another Sole Bank Form follows identified with Number: 24000032752 for the payment of the Sale and Registry Fees and Taxes for an amount of VEB 535.80, also duly singed and sealed. The document continues as follows:

“(Illegible signature)	240.2011.2239
Zaida Gonzalez A.
Inpreabogado Nº 21 374 (Venezuelan Lawyer’s Association)

I, ZAIDA GONZALEZ, Venezuelan, of legal age, domiciled in the city of Caracas, holder of Identity Card Nº V- 5 605 158, acting in my condition of Agent of the Corporation named INVERSIONES 1182450, C.A., of this domicile and duly incorporated before the Second Mercantile Registry of the Judicial Circumscription of the Capital District and Miranda State on April 29 of 1996, under Nº 47, Volume 196-A Sgdo., registered before the Fiscal Information Registry (RIF J-30342236-5), hereinafter and for all effects of this document referred to as THE SELLER, my condition is evidenced in power of attorney granted before the Second Public Notary Office of Sucre Municipality of Miranda State, on May seventeen (17) of 2011, under No. 13, Volume 79, folios from 40 to 43, previously registered before the Real Property Registry of Chacao Municipality of Miranda State, do hereby declare that: I unconditionally, absolutely and irrevocably sell to MERCADOLIBRE VENEZUELA, S.A., corporation of this domicile, incorporated as per document registered before the First Mercantile Registry of the Judicial Circumscription of the Capital District and Miranda State, on March one (01) of 2000, under No. 31, Volume 31-A Pro., Record Nº: 539387; registered before the Fiscal Information Registry RIF J-30684276-5, hereinafter and referred to as THE BUYER, represented in this act by MARTIN MIGUEL GALLONE Y FERNANDEZ, Argentinean, of legal age, non-resident, married, Administrator by profession, holder of Identity Card Nº: E- 84 487 013, registered before the Fiscal Information Registry RIF E-84487013-5, sufficiently authorized by the Shareholders’ Special Meeting held on March 18 of 2011, duly registered before the corresponding Mercantile Registry Office on March 23 of 2011, under Nº 15, Volume 53-A Pro., the real property consisting of TEN (10) Offices marked with letters “A” to “J”, preceded with the number that indicates the floor level in which they are, located in the Plan Type 6 (8th Floor), which are part of the Building named TORRE LA CASTELLANA, which is built on a Plot of land marked with cadastre 209-13-15-16-01-03 and a strip of land W/N as evidenced in Official Letter 2000 dated April 29 of 1988, issued by the Municipal Engineering Director’s Office attached to the Municipal Council of Sucre District and Miranda State, which authorized the incorporation of the lot with the referred land strip, located at Avenida Eugenio Mendoza and Jose Angel Lamas of

Urbanización La Castellana, Jurisdiction of the Chacao’s Autonomous Municipality of Miranda State. The lot resulting from the land plot incorporation upon which the building is built, has an approximate surface of: FOUR THOUSAND, THREE HUNDRED SIXTY-TWO SQUARE METERS AND EIGHT SQUARE CENTIMETERS (4,362.08 m2), as evidenced in the respective Lot Incorporation Document registered before the Subaltern Office of the Third Registry Circuit of Sucre District and Miranda State, on August 17 of 1988, under Nº 27, Volume 8, Protocol 1. The aforementioned lot has the following boundaries: NORTH: a curve line which chord is of EIGHT METERS AND THIRTY-NINE CENTIMETERS (8.39 m) at the intersection of Avenida Eugenio Mendoza with Avenida José Angel Lamas, and a straight line of EIGHTY METERS AND TWENTY-TWO CENTIMETERS (80.22 m) at Avenida Jose Angel Lamas. SOUTH: a straight line of SIXTY METERS AND TWELVE CENTIMETERS (60.12 m) with lots 2 and 3 of block A, where currently Edificio IASA is built, and a broken line with a total length of TWENTY-SEVEN METERS WITH EIGHT CENTIMETERS (27.08m) at lot Nº5 and the land strip which is or was property of C.A. LA ELECTRICIDAD DE CARACAS; EAST: a straight line of TWENTY-FIVE METERS WITH THREE CENTIMETERS (25.03 m) at a lot that is or was property of Carmen Carbonell de Villegas and a straight line of THIRTY-SEVEN METERS AND SEVEN CENTIMETERS (37.07 m) at lots Nos. 10 and 11 land strip in the middle that is or was property of C.A. LA ELECTRICIDAD DE CARACAS; WEST: a straight line of FIFTY-SIX METERS AND TWENTY-SIX CENTIMETERS (56.26 m) at Avenida Eugenio Mendoza. The plan of said lot entered in the Book of Records kept by the Subaltern Office of the Third Registry Circuit of Chacao Autonomous Municipality of Miranda State, on November 22 of 1994, under No. 400, Folio 1028. Our principal, THE SELLER, has granted in favor of C.A. LA ELECTRICIDAD DE CARACAS, SACA, the right to permanently use a part of a lot located in front of the Calle Jose Angel Lamas of Urbanización La Castellana, in Chacao’s Municipality Jurisdiction of Miranda State, to build electricity power transformation cellars, which parts appear marked in Red in the attached plan to be included in the Book of Records when the Condominium document is registered, which are mentioned hereinafter and have the following measures 4.00 x 4.00 m2 and 4.80 x 0.90 m2 respectively, which boundaries on the four sides are lots owned by my principal. C.A. LA ELECTRICIDAD DE CARACAS, SACA, may keep its electricity power transformation equipment, in the marked parts of the lot, while said equipment is serving and said company shall not pay anything to our principal for this purpose. It is agreed that if our principal has the need to request to vacate the parts of lot occupied, it is bound to assign to C.A. LA ELECTRICIDAD DE CARACAS, SACA, other parts of the lot necessary for the relocation of the transformation equipment with no cost for said corporation, to pay the relocation expenses and to grant or cause to grant the easements for electrical conductors necessary for said purpose. The building TORRE LA CASTELLANA was built with permits Nº 35752 dated November 27 of 1990, Nº 0075 dated October 10 of 1997, Nº 0147 dated December 11 of 1998 and Nº 00122 dated September 30 of 1999. The following Cadastre Numbers correspond to the real property consisting of TEN (10) Offices marked with letters “A” to “J”: OFFICE 8-A: 209-13-001-0000141; OFFICE 8-B: 209-13-001-0000142; OFFICE 8-C: 209-13-001-0000143; OFFICE 8-D: 209-13-001-0000144; OFFICE 8-E: 209-13-001-0000145; OFFICE 8-F: 209-13-001-0000146; OFFICE 8-G: 209-13-001-0000147; OFFICE 8-H: 209-13-001-0000148; OFFICE 8-I: 209-13-001-0000149; OFFICE 8-J: 209-13-001-0000150; with a total approximate surface of NINE HUNDRED, NINETY-TWO SQUARE METERS (992.00 m2), described hereinafter: OFFICE 8-A: Has a total approximate surface of Two hundred and three square meters (203.00 m2), consisting of one (1) room and one (1) bathroom and its boundaries are: NORTH: a straight line on eleven meters and sixty centimeters (11.60 m) with the buildings north façade; SOUTH: a straight line of fourteen meters and thirty centimeters (14.30 m) with the building’s hallway; EAST: a straight line of twelve meters and twenty centimeters (12.20 m) to office B: NORTHWEST: a broken line of five parts that add twenty-two meters and forty-eight centimeters (22.48 m) with the building’s northwest façade, emergency staircases and air conditioning room. OFFICE 8-B: Has a total approximate surface of One hundred and two square meters (102.00 m2), consisting of one (1) room and one (1) bathroom and its boundaries are: NORTH: a straight line of twelve meters and ninety centimeters (12.90 m) with the buildings north façade; SOUTH: a straight line of five meters and ten centimeters (5.10 m) with the building’s hallway and a straight line of four meters and twenty-seven centimeters (4.27m) with the elevators pit; EAST: a straight line of three meters and sixty centimeters (3.60 m) with office C and a straight line of eight meters and sixty centimeters (8.60 m) with the ladies public restroom; WEST: a straight line of twelve meters and twenty centimeters (12.20m) with Office A. OFFICE 8-C: Has a total approximate surface of One hundred and two square meters (102.00 m2), consisting of one (1) room and one (1) bathroom and its boundaries are: NORTH: a straight line of twelve meters and ninety centimeters (12.90 m) with the buildings north façade; SOUTH: a straight line of four meters and twenty-seven centimeters (4.27 m) with the elevators’ pit, and a straight line of five meters and ten centimeters (5.10 m) with the hallway; EAST: a straight line of twelve meters and twenty centimeters (12.20 m) with Office D: WEST: a straight line of eight meters and sixty centimeters (8.60 m) with the men’s public restrooms and a straight line of three meters and sixty centimeters (3.60 m) with office B; OFFICE 8-D: Has a total approximate surface of Ninety-three square meters (93.00 m2), consisting of one (1) room and one (1) bathroom and its boundaries are: NORTH: a straight line of three meters (3.00 m) with the buildings north façade; SOUTH: a straight line of five meters and eighty centimeters (5.80 m) with the hallway, NORTH-EAST: a broken line of five parts that add twenty-two meters and thirty-nine centimeters (22.39 m) with the building’s northeast façade, emergency staircase, and air conditioning room, WEST: a straight line of twelve meters and twenty centimeters (12.20 m) with office C; OFFICE 8-E: has a total approximate surface of Eighty square meters (80.00 m2), consisting of one (1) room and one (1) bathroom and its boundaries are: NORTH: a straight line of seven meters and eighty centimeters (7.80 m) with the hallway; SOUTH: a broken line of two parts that add three meters and thirty centimeters (3.30 m) with the building’s south facade, SOUTH-EAST: a broken line of three parts that add sixteen meters and forty-two centimeters (16.42 m) with the building’s south-east façade, emergency staircase, WEST: a straight line of eight meters and ten centimeters (8.10 m) with office F; OFFICE 8-F: has a total approximate surface of Eighty-three square meters (83.00 m2), consisting of one (1) room and its boundaries are: NORTH: a straight line of eight meters and sixty-five centimeters (8.65 m) with the hallway; SOUTH: a broken line of two parts that add nine meters (9.00 m) with the building’s south facade, EAST: a straight line of eight meters and ten centimeters (8.10 m) with office E, WEST: a straight line of nine meters and sixty centimeters (9.60 m) with office G; OFFICE 8-G: has a total approximate surface of Eighty-three square meters (83.00 m2), consisting of one (1) room and its boundaries are: NORTH: a straight line of eight meters and sixty-five centimeters (8.65 m) with the hallway; SOUTH: a broken line of two parts that add nine meters (9.00 m) with the building’s south facade, EAST: a straight line of nine meters and sixty centimeters (9.60m) with office F, WEST: a straight line of eight meters and ten centimeters (8.10 m) with office H; OFFICE 8-H: has a total approximate surface of Eighty-three square meters (83.00 m2), consisting of one (1) room and its boundaries are: NORTH: a straight line of eight meters and sixty-five centimeters (8.65 m) with the hallway; SOUTH: a broken line of two parts that add nine meters (9.00 m) with the building’s south facade, EAST: a straight line of eight meters and ten centimeters (8.10 m) with Office G, WEST: a straight line of nine meters and sixty centimeters (9.60 m) with office I; OFFICE 8-I: has a total approximate surface of Eighty-three square meters (83.00 m2), consisting of one (1) room and its boundaries are: NORTH: a straight line of eight meters and sixty-five centimeters (8.65 m) with the hallway; SOUTH: a broken line of two parts that add nine meters (9.00 m) with the building’s south facade, EAST: a straight line of nine meters and sixty centimeters (9.60 m) with Office H, WEST: a straight line of eight meters and ten centimeters (8.10 m) with Office J; OFFICE 8-J: has a total approximate surface of Eighty square meters (80.00 m2), consisting of one (1) room and one (1) bathroom and its boundaries are: NORTH: a straight line of seven meters and eighty centimeters (7.80 m) with the hallway; SOUTH: a broken line of two parts that add three meters and thirty centimeters (3.30 m) with the building’s south facade, EAST: a straight line of eight meters and ten centimeters (8.10 m) with Office I, SOUTH-WEST: a broken line of three parts that add sixteen meters and forty-two centimeters (16.42 m) with the building’s south-west façade, emergency staircase. A percentage of the condominium corresponds to each office as follows: OFFICE 8-A: 1.494518%; OFFICE 8-B: 0.750940%; OFFICE 8-C: 0.750940%; OFFICE 8-D: 0.684618%; OFFICE 8-E: 0.588973%; OFFICE 8-F: 0.611059%; OFFICE 8-G: 0.611059%; OFFICE 8-H: 0.611059%; OFFICE 8-I: 0.611059%; OFFICE 8-J: 0.5889773% on the Building’s common things and expenses, as evidenced in condominium document registered on November twenty-six (26) 0f 1999, before the Public Registry Subaltern Office of Chacao Municipality of Miranda State, under No 48, Volume 11, First Protocol and its explanatory documents registered before this same Office on March 2 of 2000, March 21 of 2000 and April 28 of 2000, entered under Numbers 32, 32 and 8; Volumes:10, 14 and 6, First Protocol, respectively, which THE BUYER declares that he knows together with its respective regulations and undertakes the obligation to fulfill any and all of its parts. The sale prices of each real property previously described are the following amounts: OFFICE 8-A: SEVEN MILLION, ONE

HUNDRED SIXTY-TWO THOUSAND, TWO HUNDRED NINETY-EIGHT BOLIVARS WITH THIRTY-NINE CENTS (VEB 7,162,298.39); OFFICE 8-B: THREE MILLION, FIVE HUNDRED AND NINETY-EIGHT THOUSAND, SEVEN HUNDRED AND NINETY BOLIVARS WITH THIRTY-TWO CENTS (VEB 3,598,790.32); OFFICE 8-C: THREE MILLION, FIVE HUNDRED AND NINETY-EIGHT THOUSAND, SEVEN HUNDRED AND NINETY BOLIVARS WITH THIRTY-TWO CENTS (VEB 3,598,790.32); OFFICE 8-D: THREE MILLION, TWO HUNDRED AND EIGHTY-ONE THOUSAND, TWO HUNDRED AND FIFTY BOLIVARS (VEB 3,281,250.00); OFFICE 8-E: TWO MILLION, EIGHT HUNDRED AND TWENTY-TWO THOUSAND, FIVE HUNDRED AND EIGHTY BOLIVARS WITH SIXTY-FIVE CENTS (VEB 2,822,580.65); OFFICE 8-F: TWO MILLION, NINE HUNDRED AND TWENTY-EIGHT THOUSAND, FOUR HUNDRED AND TWENTY-SEVEN BOLIVARS WITH FORTY-TWO CENTS (VEB 2,928,427.42); OFFICE 8-G: TWO MILLION, NINE HUNDRED AND TWENTY-EIGHT THOUSAND, FOUR HUNDRED AND TWENTY-SEVEN BOLIVARS WITH FORTY-TWO CENTS (VEB 2,928,427.42); OFFICE 8-H: TWO MILLION, NINE HUNDRED AND TWENTY-EIGHT THOUSAND, FOUR HUNDRED AND TWENTY-SEVEN BOLIVARS WITH FORTY-TWO CENTS (VEB 2,928,427.42); OFFICE 8-I: TWO MILLION, NINE HUNDRED AND TWENTY-EIGHT THOUSAND, FOUR HUNDRED AND TWENTY-SEVEN BOLIVARS WITH FORTY-TWO CENTS (VEB 2,928,427.42); OFFICE 8-J: TWO MILLION, EIGHT HUNDRED AND TWENTY-TWO THOUSAND, FIVE HUNDRED AND EIGHTY BOLIVARS WITH SIXTY-FIVE CENTS (VEB 2,822,580.65), which is a total of THIRTY FIVE MILLION BOLIVARS (VEB 35,000,000.00) which THE SELLER declares to have received in this act, completely and to its entire satisfaction in legal currency, by cashier checks Nº 00004192 issued on Banco Venezuela for an amount of TWENTY-EIGHT MILLION, SIX HUNDRED AND FIFTY THOUSAND BOLIVARS (VEB 28,650,000.00) and Nº11538206 issued on Banco Provincial for an amount of SIX MILLION, THREE HUNDRED AND FIFTY BOLIVARS (VEB 6,350,000.00) payable to Inversiones 1182450, C.A. The real properties sold herewith are free of liens and have no debts for National, Municipal taxes or for any other concept whatsoever, they have no liens of any degree or nature nor is affected by any procedure and/ or measure that may limit its domain and /or ownership. These real properties are owned by our principal, THE SELLER, as follows: The land plot as evidenced in document registered before the Subaltern Office of the Third Circuit Registry of Chacao Autonomous Municipality of Miranda State, on September 04 of 1996, under Nº 42, Volume 15, First Protocol and the real property consisting of TEN (10) Offices which were marked with letters “8-A” to “8-J”, as evidenced in document registered before the Public Registry Office of Chacao Municipality of Miranda State, on November 26 of 1999, under Nº 48, Volume 11, First Protocol. By granting this document I perform the legal transfer of the real property sold to THE BUYER and on behalf of my principal, THE SELLER, I bind myself to the lawful clearing of title. And I, MARTIN MIGUEL GALLONE Y FERNANDEZ, previously identified, in the aforementioned condition in respect to THE BUYER, declare: That I accept on behalf of my principal MERCADOLIBRE VENEZUELA, S.A, previously identified, the sale made by this document in the terms and conditions herein stated. For all effects of this document the city of Caracas has been chosen as special domicile, specifically excluding any other domicile that may result competent. The Registrar shall certify in the registry note of the present document that the real property sold has neither measures in force prohibiting the disposition or encumbrance nor measures of seizure, nor any mortgage, antichresis lien or of any other type whatsoever, that THE SELLER may have imposed from November 26 of 1999 to the date of Registry of the present document. Otherwise, the Registrar shall refrain from registering the present document.
Caracas on the date of its registry.

(Illegible signature) (Fingerprint)

(Illegible signature) (Fingerprint)”
Interpreter’s Note: On the first page of the foregoing document a wet seal has been stamped on the lower right corner that reads as follows: “Receipt: (illegible signature) – Revision: (illegible signature) 06/02/2011 –Prohibitions: (illegible signature) 06-02-11”.
The document continues as follows:

“BOLIVARIAN REPUBLIC OF VENEZUELA
MINISTRY OF THE POPULAR POWER FOR
INTERNAL AFFAIRS AND JUSTICE
REGISTRIES AND NOTARIES OFFICES AUTONOMOUS SERVICE
PUBLIC REGISTRY OFFICE OF CHACAO MUNICIPALITY
OF MIRANDA STATE

June Two (02) Twenty of Two Thousand and Eleven (2011),
201st and 152nd (historical years)

The foregoing document was prepared by Lawyer ZAIDA GONZALEZ A., registered in Inprebogado under No. 21374 (Venezuelan Lawyers’ Association); identified with Number 240.2011.2.239, dated 04/08/2011 was presented for its registry by: ZAIDA DOLORES GONZALEZ DE SILVA, holder of Identity Card Nº V- 5 605 158. Was read and compared with its copies which were signed together with the original by its grantors, before me and the witnesses: EMILIO MARIO PARADISO DI MARCO and CRISTINA JOSEFINA GONZALEZ SUNIAGA, holders of Identity Card No. V- 11 933 996 and Identity Card No. V- 8 477 038. Lawyer INGRID MARGOTT VINAJA DIAZ, holder of Identity Card No. V- 10 967 084, officer of this Registry Office performed the Legal Revision. MARIA DEL CARMEN ALEMAN RODRIGUEZ, holder of Identity Card No. V- 5 113 738, performed the Revision of Prohibitions. The tax in favor of the Municipal Treasury provided in Article 92 of the Public Registry and Notary’s Law, is equivalent to 5 Tax Units. I CERTIFY THAT FROM THE REVISION OF THE RECORDS AND MARGINAL NOTES KEPT IN THIS OFFICE NO ENCUMBRANCE CURRENTLY IN FORCE APPEAR ON THE REAL PROPERTY HEREIN REFERRED TO, LIKEWISE, I CERTIFY THAT: THEY ARE NO MEASURES PROHIBITING THE DISPOSITION OR ENCUMBRANCE, NOR SEIZURE MEASURES IN FORCE. THIS CERTIFICATE HAS BEEN ISSUED WITH THE COLLABORATION OF INGRID VINAJA AND MARIA ALEMAN. The identification of the grantors was performed as follows: ZAIDA DOLORES GONZALEZ DE SILVA, Venezuelan, of marital status MARRIED, IDENTITY CARD Nº V- 5 605 158 and MARTIN MIGUEL GALLONE Y FERNANDEZ, ARGENTINEAN, of marital status MARRIED, IDENTITY CARD Nº E- 84 487 013. The supporting documents PAYMENT CERTIFICATE, INCORPORATION PAPERS, MEETING’S MINUTE, MEETING’S MINUTE, INCORPORATION PAPERS,

IDENTITY CARD, FORM 33, MUNICIPAL PAYMENT FORM, IDENTITY CARD, WATER SUPPLY SOLVENCY CERTIFICATE, FISCAL INFORMATION REGISTRY, FISCAL INFORMATION REGISTRY, CADASTRAL RECORD, MUNICIPAL SOLVENCY CERTIFICATE, IDENTITY CARD, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, MUNICIPAL SOLVENCY CERTIFICATE, IDENTITY CARD, IDENTITY CARD, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD, CADASTRAL RECORD and CADASTRAL RECORD include in the book of Records under numbers 8511, 8512, 8513,8514, 8515, 8516, 8517, 8518, 8519, 8520, 8521, 8522, 8523,8524,8525,8526, 8527, 8528, 8529, 8530, 8531, 8532, 8533, 8534, 8535, 8536, 8537, 8538, 8539, 8540, 8541, 8542, 8543, 8544 and 8545 and folios 21047-21047, 21048-21062, 21063-21074, 21075-21086, 21087-21110, 21111-21111, 21112-21112, 21113-21113, 21114-21114, 21115-21115, 21116-21116, 21117-21117, 21118-21119, 21120-21120, 21121-21121, 21122-21122, 21123-21123, 21124-21124, 21125-21125, 21126-21126, 21127-21127, 21128-21128, 21129-21129, 21130-21130, 21131-21131, 21132-21132, 21133-21134, 21135-21136, 21137-21138, 21139-21140, 21141-21142, 21143-21144, 21145-21146, 21147-21148 and 21149-21150, respectively. This document was registered under Number 2011.3112, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5824, corresponding to the Book of Records of the year 2011, Number 2011.3113, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5825, corresponding to the Book of Records of the year 2011, Number 2011.3114, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5826, corresponding to the Book of Records of the year 2011, Number 2011.3115, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5827, corresponding to the Book of Records of the year 2011, Number 2011.3116, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5829, corresponding to the Book of Records of the year 2011, Number 2011.3118, Registry Record 1 of the Real Property registered under Number

240.13.18.1.5830, corresponding to the Book of Records of the year 2011, Number 2011.3119, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5831, corresponding to the Book of Records of the year 2011, Number 2011.3120, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5832, corresponding to the Book of Records of the year 2011, Number 2011.3121, Registry Record 1 of the Real Property registered under Number 240.13.18.1.5833, corresponding to the Book of Records of the year 2011. It is hereby certified that the present document was granted by Officer: Emilio Mario Paradiso Di Marco, I.C. No. 11 993 996, duly constituted at: Avenida Principal de la Castellana, Torre LA CASTELLANA, Piso 09, Oficina B at 2.17 p.m.

The Grantors:

(Illegible signature)	(Illegible signature)

(Two fingerprints)	(Two fingerprints)

The Witnesses.

Emilio Paradiso (signed)

Cristina Gonzalez (signed)

Granted by Officer:

Emilio Paradiso (signed)

(Wet seal) Bolivarian Republic of Venezuela

Ministry of the Popular Power for Internal Affairs and Justice

Registries and Notaries Autonomous Service (SAREN)

Autonomous Registry Office of Chacao Municipality of Miranda State

(Illegible signature) 06-02-2011

Richard J. Silva M.

Registrar”

Interpreter’s Note: A round wet seal that bears the Coat-of-Arms of Venezuela has been stamped on all pages of the foregoing document, said seal reads as follows: “Bolivarian Republic of Venezuela – Ministry of the Popular Power for Internal Affairs and Justice- Registries and Notaries Offices Autonomous Service (SAREN) – Public Registry Office of Chacao Municipality of Miranda State”